SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                FORM 8-K
                             CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 **********************************************************************
  Date of Report (Date of earliest event reported): December 9, 1996

                  Merry Land & Investment Company, Inc.
         (Exact name of registrant as specified in its charter)

                   Georgia                                  001-11081
(State or other jurisdiction of incorporation)      (Commission File
Number)

                                58-0961876
                       (I.R.S. Employer I.D. Number)

    624 Ellis Street, Augusta, Georgia                           30901
(Address of principal executive offices)                      (Zip Code)

  Registrant's telephone number, including area code:  706/722-6756

       ____________________________________________________________
       (Former name or former address, if changed since last report)
  **********************************************************************


Filed: December 9, 1996

ITEM 5.   OTHER EVENTS.

     W. Tennent Houston, President of Merry Land & Investment Company, Inc., reported today that Peter S. Knox III, Chairman and Chief Executive Officer of the Company, died following a battle with cancer. Mr. Knox died this past Sunday night while at home with his family.

     Mr. Knox was Merry Land's Chairman and Chief Executive Officer since the Company was spun off from Merry Companies, Inc. In 1981. Mr. Houston said that Mr. Knox was a superb businessman and was recognized as a leader in the REIT industry.

     When Mr. Knox fell ill this fall, a number of interim appointments were made in view of his absence. These appointments have now been made permanent. Mr. Houston will serve as Chief Executive Officer, Michael N. Thompson will serve as Chief Operating Officer and Boone A. Knox will be Chairman of the Board of Directors.

     Merry Land is a real estate investment trust headquarters in Augusta, Georgia which specializes in the acquisition, development and operation of apartment communities in the Southern region of the United States.



                                 SIGNATURE

  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Merry Land & Investment Company,
                                   Inc.                (Registrant)


                                   By:           /s/
                                   --------------------------------
                                             Dorrie E. Green
                                          As Its Vice President